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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                FEBRUARY 16, 2000
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                        (Date of earliest event reported)


                            ONHEALTH NETWORK COMPANY
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             (Exact name of registrant as specified in its charter)


                         Commission file number: 0-22212


              WASHINGTON                                  41-1686038
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 (State of incorporation or organization)     (IRS Employer Identification No.)



             808 HOWELL STREET, SUITE 400 SEATTLE, WASHINGTON 98101
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                    (Address of principal executive offices)

                                 (206) 583-0100
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              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

                  On February 15, 2000, Healtheon/WebMD Corporation, a Delaware corporation ("HEALTHEON/WEBMD") and OnHealth Network Company, a Delaware corporation ("ONHEALTH") entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT"), providing for the acquisition of OnHealth by Healtheon/WebMD through the merger of OnHealth with and into a newly formed subsidiary of Healtheon/WebMD, with OnHealth as the surviving corporation and thus becoming a wholly owned subsidiary of Healtheon/WebMD (the "MERGER"). Pursuant to the Merger Agreement, each share of common stock of OnHealth issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive .189435 shares of common stock of Healtheon/WebMD.

                  Consummation of the Merger is subject to certain conditions, including (i) approval by the stockholders of OnHealth and (ii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  In connection with the Merger, certain stockholders of OnHealth have entered into voting agreements, dated as of February 15, 2000, pursuant to which those stockholders agree to vote in favor of adopting the Merger Agreement and approving the Merger.

                  A copy of the joint press release issued by Healtheon/WebMD and OnHealth on February 16, 2000 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety. The Merger Agreement and the voting agreements described herein will be filed on a Form 8-K promptly after the date hereof.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (c) Exhibits

         The following exhibits are filed herewith:

               99.1        Joint Press  Release,  dated  February 16,  2000,  by
                           Healtheon/WebMD   Corporation  and  OnHealth  Network
                           Company.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              OnHealth Network Company

Date: February 18, 2000                       By: \S\ RON STEVENS
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                                                  Ron Stevens
                                                  Chief Financial Officer

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